EXHIBIT 10.1.15

ASSIGNMENT AND ASSUMPTION AGREEMENT, CONSENT AND RELEASE

This Assignment and Assumption Agreement, Consent and Release (this “Assignment”) is made as of December 31, 2011 (the “Effective Date”) by and among SIERRA NEVADA FACTORING, INC., a Nevada corporation (“Sierra Nevada”) and CATHERINES STORES CORPORATION, a Tennessee corporation ("Catherines”) and World Financial Network Bank, as successor by conversion to World Financial Network National Bank ("Bank").

WITNESSETH

WHEREAS, Sierra Nevada, Catherines and Bank are parties to a Private Label Credit Card Plan Agreement dated August 12, 2009 (as amended, the “Agreement”) pursuant to which Bank operates a Private Label Credit Card Plan for Catherines (the “Plan”);

WHEREAS, Sierra Nevada now desires to assign to Catherines all of Sierra Nevada's right, title, interest, and privilege in and to the Agreement, and Catherines desires to accept such assignment and assume Sierra Nevada's obligations under the Agreement; and

WHEREAS, Bank is willing to consent to such assignment and assumption as described above and agree that Sierra Nevada is released from all liabilities and obligations relating to the Agreement and the Plan;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Sierra Nevada, Catherines and Bank hereby covenant and agree as follows:

1.    Assignment by Sierra Nevada. Sierra Nevada hereby assigns, conveys and transfers to Catherines all of Sierra Nevada's right, title, interest and privilege in, to and under the Agreement.

2.    Assumption by Catherines. Catherines, for the benefit of Sierra Nevada and Bank, hereby accepts the assignment, conveyance and transfer of Sierra Nevada's right, title, interest and privilege in and to the Agreement and assumes and agrees to perform, fulfill and observe all of the covenants, agreements, warranties, obligations and liabilities of Sierra Nevada under the Agreement and the Plan.

3.    Consent and Release by Bank. Bank hereby consents to the foregoing assignment and assumption of the Agreement and agrees that Sierra Nevada is released of all liabilities and obligations under the Agreement and the Plan which arise on or after the Effective Date.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have duly executed the Assignment as of the day and year first above written.

SIERRA NEVADA FACTORING, INC.

By: ____________________________

CATHERINES STORES CORPORATION

By: ____________________________

WORLD FINANCIAL NETWORK
BANK

By: ____________________________

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